Posting Supplement No. 88 dated January 8, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 348176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
348176	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 348176. Member loan 348176 was requested on January 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	LPL Financial	Debt-to-income ratio:	16.64%
Length of employment:	3 years 3 months	Location:	Baton Rouge, LA

Home town:	Morgan
Current & past employers:	LPL Financial, Morgan Stanley
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finish paying off a 25% interest rate Bank of America card. They won't work with me on the rate, so I can no longer in good conscience let them hold me hostage any more. My plan is to have my cc's paid off my the end of '09 through aggressive paydown, and my only debt will then be my Lending Club loan.

A credit bureau reported the following information about this borrower member on December 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	48
Revolving Credit Balance:	$14,398.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 349476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
349476	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 349476. Member loan 349476 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	17.36%
Length of employment:	31 years 3 months	Location:	Topeka, KS

Home town:	Topeka
Current & past employers:	AT&T Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off several balances, in order to make my monthly payments smaller. These include: paying the balance left for my son's Lasik surgery, so that he could apply to the police force ($2,000); paying the balance on auto repair bill ($600); paying down balance on a higher interest home improvement loan.

A credit bureau reported the following information about this borrower member on June 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,024.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361334	$7,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361334. Member loan 361334 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,733 / month
Current employer:	cte express inc	Debt-to-income ratio:	19.62%
Length of employment:	8 years 1 month	Location:	tamarac, FL

Home town:	Miami
Current & past employers:	cte express inc, South Cargo Transport Inc
Education:	none

This borrower member posted the following loan description, which has not been verified:

grow business,early payoff.

A credit bureau reported the following information about this borrower member on November 2, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,517.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365959	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365959. Member loan 365959 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Self	Debt-to-income ratio:	12.45%
Length of employment:	10 years	Location:	los angeles, CA

Home town:	Santa Monica
Current & past employers:	Self, Dixon Construction
Education:

This borrower member posted the following loan description, which has not been verified:

I have a low interest credit card loan with Washington Mutual, they raised switched the rate from 1.87% to a higher rate after 1 month, out of principal, I want to pay them off and give my interest payments to somone else.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,815.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 368374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
368374	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 368374. Member loan 368374 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Toky Branding and Design	Debt-to-income ratio:	21.41%
Length of employment:	10 months	Location:	SAINT PETERS, MO

Home town:	Saint Louis
Current & past employers:	Toky Branding and Design, Joyce Meyer Ministries, The Creative Group, Dutchman Realty, CB Richard Ellis Group
Education:	Lindenwood University

This borrower member posted the following loan description, which has not been verified:

I need a low interest loan that will be used to consolidate approx. $15K of credit card debt (depending on the consolidation loan rate).

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,102.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 368445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
368445	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 368445. Member loan 368445 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Waffle Farm Campgrounds	Debt-to-income ratio:	21.34%
Length of employment:	24 years	Location:	Hillsdale, MI

Home town:	Coldwater
Current & past employers:	Waffle Farm Campgrounds, Wilson Excavating
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

I am currently paying way too much for my HSBC Card and Capital One Bank Card. I am spending to much of my money on finance charges. Trying to get out from this burden faster. A few hundred dollars a month savings would help pay down the debt faster for me...Anything that the lending club can do to help is appreciated... Thankyou very much... William D. Green

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,049.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 369171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369171	$14,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369171. Member loan 369171 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Sports Training Physical Therapy	Debt-to-income ratio:	22.06%
Length of employment:	4 years	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	Sports Training Physical Therapy
Education:	CUNY College of Staten Island

This borrower member posted the following loan description, which has not been verified:

I would like to combine all of my high-interest credit card balances into one monthly payment

A credit bureau reported the following information about this borrower member on December 31, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,932.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 369231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369231	$6,700	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369231. Member loan 369231 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,504 / month
Current employer:	Macys	Debt-to-income ratio:	23.67%
Length of employment:	2 years 9 months	Location:	tacoma, WA

Home town:	subic bay
Current & past employers:	Macys, Macy's Inc., Target
Education:	Eastern Washington University

This borrower member posted the following loan description, which has not been verified:

I put myself through college and i had to use credit cards to buy books and supplies. I need to consolidate for a lower interest rate. Thank you so much for your consideration.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,106.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 369734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369734	$7,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369734. Member loan 369734 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,967 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	19.38%
Length of employment:	8 months	Location:	Wellington, OH

Home town:
Current & past employers:	Social Security Administration
Education:	Lakeland Community College, Cleveland State University, Walden University

This borrower member posted the following loan description, which has not been verified:

We are a stable family with good jobs and a new baby with a need to consolidate our high interest credit cards so we can close the accounts and make one payment monthly.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	61
Revolving Credit Balance:	$6,907.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 369886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369886	$6,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369886. Member loan 369886 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	QualTex Laboratories	Debt-to-income ratio:	12.37%
Length of employment:	4 years	Location:	SAN ANTONIO, TX

Home town:	San Antonio
Current & past employers:	QualTex Laboratories, Choctaw Management
Education:	The University of Texas Health Science-San Antonio

This borrower member posted the following loan description, which has not been verified:

This loan will cover the cost of receiving certification as a 6 Sigma Black Belt.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$7,310.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 369903

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369903	$15,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369903. Member loan 369903 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Mississippi State University	Debt-to-income ratio:	21.95%
Length of employment:	12 years	Location:	STARKVILLE, MS

Home town:
Current & past employers:	Mississippi State University, Valdosta State University
Education:	Louisiana Tech University

This borrower member posted the following loan description, which has not been verified:

I like to have an emergency fund. This money will be set aside in case I fall sick or need money urgently.

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	61
Revolving Credit Balance:	$107,611.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 369919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369919	$9,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369919. Member loan 369919 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,666 / month
Current employer:	self-employed	Debt-to-income ratio:	9.25%
Length of employment:	30 years	Location:	wellington, FL

Home town:	Nutley
Current & past employers:	self-employed, IBM, AT&T Inc.
Education:	Fordham University, University of Miami

This borrower member posted the following loan description, which has not been verified:

My mother, who recently turned 90, is in the last stages of Alzheimer's disease. She has been living with me for the past 10 years, when my father passed away. During that time I have tried to cut back on work to spend as much quality time as possible with her while she can still remember who I am and interface with me. However, because of the economy and set backs in my IRA last year I needed to hire a full-time caregiver to help her while I am at work. This costs $15 an hour which is approx. $600. week. I care for her myself when she wakes up in the night - 2 or 3 times a night. - to avoid further expense. Now that her condition is advancing she will qualify for military widow assistance because my dad served in World War II. Assistance only began this month, January 2009, and covers about half the cost. I will use the proceeds of the loan to supplement her care and to pay off some credit card loans I used to help with the situation. Now that Mom has full time care in the day, I can concentrate on working 40 hours plus again and pay the loan off quickly. I work in the health care field so my job is NOT in jeopardy. I am reluctant to confine her to a nursing home, until the time comes, if and when, she is unaware of her location. I believe keeping her comfortable at home with familiar pictures of family and friends is the final respect I can show her and a testament to my father's trust in me. Thank you so much for your help. May god bless you. P.S. I am active in Alzheimer support groups and aware of many alternatives to nursing homes for any one who may be in my situation.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1975	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	24
Revolving Credit Balance:	$113,401.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 369932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369932	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369932. Member loan 369932 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	comcast	Debt-to-income ratio:	11.46%
Length of employment:	4 years	Location:	pittsburg, CA

Home town:	arandas, jalisco
Current & past employers:	comcast, dr horton, Albertson's
Education:

This borrower member posted the following loan description, which has not been verified:

pay personal debts

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,753.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 369966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369966	$11,900	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369966. Member loan 369966 was requested on December 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,417 / month
Current employer:	The Childrens Place	Debt-to-income ratio:	8.32%
Length of employment:	6 years	Location:	EATONTOWN, NJ

Home town:	New Trenton
Current & past employers:	The Childrens Place, Haddad Apparel Group
Education:	parsons

This borrower member posted the following loan description, which has not been verified:

payoff outstanding bill

A credit bureau reported the following information about this borrower member on December 27, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$31,458.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 369981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369981	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369981. Member loan 369981 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	Network Plus Consulting	Debt-to-income ratio:	13.27%
Length of employment:	24 years	Location:	Scottsdale, AZ

Home town:	Minneapolis
Current & past employers:	Network Plus Consulting
Education:	Brown Institute

This borrower member posted the following loan description, which has not been verified:

Since the mid 1980s, http://www.NetworkPlusConsulting.com explored * The possibility of offering life changing training and education in technical skills to citizens of developing countries around the world, along with providing the local populist with training and education services, * With the option of offering the trained local populist as a billable technical resource to the developed countries of the world. * Application hosting a number of applications and solution domestically in the United States, but supporting and performing programming modifications, network administration and other technical services for the domestic application globally. This access to well-trained and highly skilled technical resources, and related services could potentially be profitable but also socially conscience, and present a business opportunity for businesses in the developed world to have lower cost worldwide access to software products, services and skills that many businesses in the developed world can use in the day to day core business operations. Given today?s global infrastructure, Network Plus Consulting now feels the time is right to provide ?Global Sourcing? to the developed world offering software products, computer related professional services and life changing technical skills and training that are fueled from a developing country with a mission to educate and advance the developing country while providing the developed country access to lower cost computing resources. Summary business plan for the Global Sourcing I.T. Facility can be downloaded at: http://www.networkplusconsulting.com/BusinessPlanforGSITF-Summary.pdf and a detail business plan is available upon request

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,236.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370042	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370042. Member loan 370042 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Deloitte Tax LLP	Debt-to-income ratio:	6.55%
Length of employment:	9 years 3 months	Location:	Rowland Heights, CA

Home town:	Taipei
Current & past employers:	Deloitte Tax LLP, AMC Entertainment
Education:	University of Southern California (USC) Marshall School of Business

This borrower member posted the following loan description, which has not been verified:

Looking to refinance my credit card debts. Currently, the primary detriment to my credit score is the high level of credit card debt that I carry in relationship to the available credit. In addition, the other cause of the lower credit score is due an occasionaly oversight on my part, when I have sent in my payment too late for the payment to be processed by the due date. However, I have always paid my debts, but I am looking for a way to reduce my payments. Currently, the average rate on my credit debts is right about 23%, which translate to a total interest payment, over a two (2) year term, of over $3,800. I'm hoping to cut that interest rate by at least half. By doing so, I save on the total interest that I will have to pay on the debt. At the same time, someone can receive a good return on their investment at 10-12%, which is a little over $1,900 over a two (2) year term.

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$22,783.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370084	$5,375	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370084. Member loan 370084 was requested on December 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,833 / month
Current employer:	Build A Bear	Debt-to-income ratio:	22.80%
Length of employment:	1 year 6 months	Location:	Saint Louis, MO

Home town:	Charlotte
Current & past employers:	Build A Bear, HR Imaging Partners, Modernica, Stuart Rodgers Photography
Education:	Randolph Community College

This borrower member posted the following loan description, which has not been verified:

Greetings, I am looking for a loan to consolidate some high interest credit card debt that I have accumulated through a two moves - Chicago to LA, LA to St. Louis - to be with my girlfriend in her search for higher education. I am a photographer so moving means re-establishing myself professionally with every move so there has been a need for credit. The amount I owe is manageable but I recently realized that I'm working so hard to service my interest rates, not my debt.... that's frustrating. I would very much like to propose to her by the end of this year but do not want to accumulate any more debt with what is already looming and to save with my double digit interest rates makes no sense. Thank you for you time. Regards, btucker

A credit bureau reported the following information about this borrower member on December 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,128.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370147	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370147. Member loan 370147 was requested on December 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Charlotte Co. Board of County Commissioners	Debt-to-income ratio:	9.13%
Length of employment:	24 years	Location:	Port Charlotte, FL

Home town:	new hartford
Current & past employers:	Charlotte Co. Board of County Commissioners, Animal Welfare League of Charlotte County
Education:	Onondaga Community College; Edison State College

This borrower member posted the following loan description, which has not been verified:

I would like to finance $5000 over the course of 60 months (to keep payments reasonable) for some major dental work that I need.

A credit bureau reported the following information about this borrower member on December 27, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$10.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370151	$4,100	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370151. Member loan 370151 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	SOL Capital Management	Debt-to-income ratio:	15.49%
Length of employment:	6 months	Location:	Rockville, MD

Home town:	Washington
Current & past employers:	SOL Capital Management, Montgomery College
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

My loan request that started with lendingtree.com.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,902.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370158	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370158. Member loan 370158 was requested on December 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Continental Airlines	Debt-to-income ratio:	5.80%
Length of employment:	25 years 3 months	Location:	New York, NY

Home town:	France
Current & past employers:	Continental Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit card debt and remain debt free.

A credit bureau reported the following information about this borrower member on December 27, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,154.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370162	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370162. Member loan 370162 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Fredinburg Masonry Inc	Debt-to-income ratio:	19.39%
Length of employment:	14 years	Location:	Salem, OR

Home town:
Current & past employers:	Fredinburg Masonry Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Personal Loan for debt consolidation use.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,960.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370212	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370212. Member loan 370212 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Goodyear Tire and Rubber	Debt-to-income ratio:	6.58%
Length of employment:	12 years 6 months	Location:	Stow, OH

Home town:	Salem
Current & past employers:	Goodyear Tire and Rubber, Bowling Green State University
Education:	Bowling Green State University-Main Campus, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Interested in a loan to consolidate high interest credit card debt. Loan terms of 36 months.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	15
Revolving Credit Balance:	$16,048.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370213	$2,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370213. Member loan 370213 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,375 / month
Current employer:	Miller Electric	Debt-to-income ratio:	16.17%
Length of employment:	1 year 4 months	Location:	JACKSONVILLE, FL

Home town:	Jacksonville
Current & past employers:	Miller Electric, Advanced Awning & Design
Education:

This borrower member posted the following loan description, which has not been verified:

My wife is from the Philippines and we just got married. Hard economic times have forced me to take a loan to pay for her adjustment of status filing fees and the other fees charged during the process. Doing so we allow her to get a job and stabalize the situation a bit. The paper work is simple and we already have it ready to go as soon as we can find a loan.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,416.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370224	$14,075	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370224. Member loan 370224 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,867 / month
Current employer:	Nevada Army National Guard	Debt-to-income ratio:	11.42%
Length of employment:	5 years 6 months	Location:	RENO, NV

Home town:	Stockton
Current & past employers:	Nevada Army National Guard, State of Nevada-Office of the Military, Sierra Pacific Power Company
Education:	University of Phoenix-Online Campus, Truckee Meadows Community College, University of Nevada-Reno

This borrower member posted the following loan description, which has not been verified:

I am looking to simplify my debt structure and reduce total cash out each month. I am looking to consolidate my 4 revolving accounts and pay off negative equity on my car to accomplish this. I also just had a major wind storm come through my area, which damaged portions of my fence. After discussing options with my neighbor, we decided to co-operate and replace the whole thing, as it was pretty old and an insurance claim is not likely to help in this case. Instead of adding it to my credit card debt, I would like to add it into this loan. This portion is to help pay for my portion of the fence project which is an estimated total project budget of $2500. My current credit card debt structure is as follows: Credit Card 1: $3545 / $4500 (Credit Limit) Credit Card 2: $2927 / $5000 (Credit Limit) Credit Card 3: $857 / $1500 (Credit Limit) Credit Card 4: $597 / $3600 (Credit Limit) Total Card Balances: $7626 / $14,600 (Total Credit Limit) Total Current Payments out: $553.00 ($134 minimum payments) Consolidated Payments with this loan: $481.79 Car Balance: $13891 Car Value (Kelly Blue Book): $8,300 Total Negative Equity: $5,591 Total Current Car Payment: $365.65/month Total Car Payment after Re-Finance: $164.35 (Assuming Current 7.2% Rate) Current Combined Payments: $918.65/month New Combined Payments: $646.14/month Total Savings: $272.21/month I have been paying all available cash at the end of each month trying to pay this down for awhile now. This has amounted to over $900 a month in combined payments. I plan on continuing to make these payments so this loan as long as I can so it will likely be paid of early. Thank you for your time and attention.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	37	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,698.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370285	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370285. Member loan 370285 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	US Navy	Debt-to-income ratio:	16.80%
Length of employment:	9 years 1 month	Location:	Port Orchard, WA

Home town:	Vallejo/Benicia
Current & past employers:	US Navy, Naval Hospital
Education:	Old Dominion University, Columbia College-Columbia

This borrower member posted the following loan description, which has not been verified:

will use amount to pay off high interest credit cards, that I have closed but still hold balances

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	46
Revolving Credit Balance:	$16,935.00	Public Records On File:	1
Revolving Line Utilization:	91.00%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370302	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370302. Member loan 370302 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Boeing	Debt-to-income ratio:	19.57%
Length of employment:	1 year 9 months	Location:	Auburn, WA

Home town:	Tucson
Current & past employers:	Boeing, Goodrich Corporation
Education:	Spokane Community College, Clover Park Technical College

This borrower member posted the following loan description, which has not been verified:

Trying to pay off my high interest loans and consolidating to get a lower interset rate.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,261.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370308

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370308	$2,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370308. Member loan 370308 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	BJ&J Construction	Debt-to-income ratio:	0.38%
Length of employment:	1 year	Location:	Santa Maria, CA

Home town:	Van Nuys
Current & past employers:	BJ&J Construction, Harris
Education:	Cuesta College

This borrower member posted the following loan description, which has not been verified:

loan to keep cash flow during work slowdown, pay outstanding receivables from side jobs. Work to resume January 2, 2009.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$510.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370326	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370326. Member loan 370326 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Jobfox Inc.	Debt-to-income ratio:	18.41%
Length of employment:	1 year	Location:	Lynnwood, WA

Home town:	Neenah
Current & past employers:	Jobfox Inc.
Education:	University of Wisconsin-Oshkosh

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my current credit card balances into a lower rate for a fixed term to get them paid down faster. My wife and I have solid and stable employment and great income. We recently used credit to finance our wedding last April and would love to pay this down in a more systematic way that is at a lower rate than we currently have.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,737.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370339	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370339. Member loan 370339 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	leslies pools	Debt-to-income ratio:	17.24%
Length of employment:	2 years	Location:	las vegas, NV

Home town:
Current & past employers:	leslies pools, raypak, inc
Education:	Everett Community College

This borrower member posted the following loan description, which has not been verified:

pay off credit cards and have one lump sum

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,476.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370340	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370340. Member loan 370340 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	14.42%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	Elk Grove Village
Current & past employers:	San Diego Gas & Electric
Education:

This borrower member posted the following loan description, which has not been verified:

This load will cover a credit card which is currently at a very high APR

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,460.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370342	$12,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370342. Member loan 370342 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Visa, Inc.	Debt-to-income ratio:	10.01%
Length of employment:	5 years 6 months	Location:	Elk Grove, CA

Home town:	Toronto
Current & past employers:	Visa, Inc.
Education:	El Camino College TorranceCISS

This borrower member posted the following loan description, which has not been verified:

Chase raised interest rate from 4.7 to 19.9 claiming that notice was sent. Now stuck with this rate. Never missed a payment ever. Will pay 8.5% total over 9 months. Most likely total payment will be made around March 20th, 2009

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,800.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370346	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370346. Member loan 370346 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Thomas Weisel Partners	Debt-to-income ratio:	4.49%
Length of employment:	1 year 1 month	Location:	San Francisco, CA

Home town:	Sacramento
Current & past employers:	Thomas Weisel Partners, Nanostellar Inc
Education:	San Jose State University

This borrower member posted the following loan description, which has not been verified:

I will use the loan and pay off all of my outstanding credit card debts that are spread out. It would be great to just focus on paying back one lender with a lower interest rate and not have to worry about keeping track each CC individually.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,021.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370380

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370380	$14,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370380. Member loan 370380 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	IMS Northwest	Debt-to-income ratio:	15.19%
Length of employment:	6 years 8 months	Location:	Vancouver, WA

Home town:	Aurora
Current & past employers:	IMS Northwest, Ceba, Inc
Education:	Southern Illinois University-Carbondale, Marylhurst University, University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Refinance Credit Card at a lower rate.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,843.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370415	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370415. Member loan 370415 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	University of Alaska, Anchorage	Debt-to-income ratio:	17.11%
Length of employment:	10 years	Location:	Anchorage, AK

Home town:	San Gabriel
Current & past employers:	University of Alaska, Anchorage, Central Texas College, Embry Riddle Areonautical University
Education:	The University of Montana, Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

I have recently purchased a home in Anchorage, Alaska where I have lived for the past 14 years. I have been a college professor at UAA for the past 10 years. The purpose of my loan request is to assist in remodeling my new home to make it wheelchair accessible. I have MS and have been using a wheelchair for the past 11 years. Money that I might receive from this loan would assist in making the bathroom and kitchen wheelchair friendly. These alterations will help me live as independently as possible.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,473.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370423	$11,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370423. Member loan 370423 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	UPMC	Debt-to-income ratio:	15.91%
Length of employment:	3 years 4 months	Location:	Pittsburgh, PA

Home town:
Current & past employers:	UPMC
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I have two credit cards that I am trying to consolidate. The one with a larger balance has a high interest rate. It also has a higher spending limit than what I need. I am looking to consolidate this card and my other lesser one. Once the higher balance card is consolidated with this loan, I am cancelling it. Thank you.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,562.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370435	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370435. Member loan 370435 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Standard	Debt-to-income ratio:	23.25%
Length of employment:	2 years 9 months	Location:	Portland, OR

Home town:	Porterville
Current & past employers:	The Standard, Regence, Blue Cross Blue Shield
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate several credit cards into a lower interest rate.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,723.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370457	$7,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370457. Member loan 370457 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,550 / month
Current employer:	Dedicated Finishing & Distri.	Debt-to-income ratio:	9.12%
Length of employment:	2 years 7 months	Location:	E. Rancho Dominguez, CA

Home town:	Torrance
Current & past employers:	Dedicated Finishing & Distri., RMJ Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to use it towards the down payment of our future home. Our, meaning my wife, my son and our other baby that is on its way. We've found the house and everything is rolling, now they've told us that we are going to need 10% of the purchase which would total $19,000.00. We have the rest we just need the $7,200.00 that we are requesting. We would really be thankful to each and everyone that decides to help us out. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,050.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370464	$14,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370464. Member loan 370464 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Clark County Sheriff's Office	Debt-to-income ratio:	15.00%
Length of employment:	14 years 8 months	Location:	Vancouver, WA

Home town:	Phoenix
Current & past employers:	Clark County Sheriff's Office, Maricopa County Sheriff's Office
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

I currently have an American Express and a Discover Card that were used for wedding expenses, i.e reception hall, rental equipment, food, bar, cake, dress, photographer, etc. Weddings are expensive as I quickly learned. I would like to consolidate these two credit cards into one easy to manage debt/re-payment. Once consolidated, the American Express will go into a drawer for emergencies only and the Discover will be cut in half. My balance on the AMEX is approx 7200 with a min monthly payment of 149.00. My balance on the Discover is approx 6400 with a min monthly payment of 127. Both accounts are in very good standing. I would like to consolidate these two debts into one monthly payment, which I hope will save me some money each month and allow for me to begin to take a larger bite out of the principal balance each month. I heard about your program on the CBS Evening News. I like the straight forwardness of the program and the competitive interest rates. I am employed as a police officer with a 15 year work history with my current employer, all in good standing. I own my own home and have a solid credit rating. Thank you for your consideration of this request.

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	28
Revolving Credit Balance:	$20,100.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370473	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370473. Member loan 370473 was requested on December 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	national motor club of america	Debt-to-income ratio:	1.38%
Length of employment:	9 years 6 months	Location:	minden, LA

Home town:	shreveport
Current & past employers:	national motor club of america, horseshoe casino
Education:

This borrower member posted the following loan description, which has not been verified:

Needing to pay off credt cards

A credit bureau reported the following information about this borrower member on December 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,735.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370518	$7,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370518. Member loan 370518 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,292 / month
Current employer:	Windsor Solutions, Inc.	Debt-to-income ratio:	9.08%
Length of employment:	3 years 8 months	Location:	Portland, OR

Home town:	San Francisco
Current & past employers:	Windsor Solutions, Inc.
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off a Care Credit credit card currently at 21.9% I used the card to pay for a prosthetic limb that my health insurer would not cover.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	70
Revolving Credit Balance:	$55,163.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370611	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370611. Member loan 370611 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	General Electric	Debt-to-income ratio:	19.70%
Length of employment:	5 years	Location:	Perkasie, PA

Home town:	Hatfield
Current & past employers:	General Electric
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

Personal loan is 25% and Credit card is 19% would like to consolidate into one payment.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	51
Revolving Credit Balance:	$27,200.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 370618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370618	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370618. Member loan 370618 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	3c Co.	Debt-to-income ratio:	10.17%
Length of employment:	5 months	Location:	Newark, NJ

Home town:
Current & past employers:	3c Co.
Education:

This borrower member posted the following loan description, which has not been verified:

House Improvement project that has to be done immediately.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,425.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370631	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370631. Member loan 370631 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	ARCO Construction	Debt-to-income ratio:	9.27%
Length of employment:	8 months	Location:	Saint Louis, MO

Home town:	Saint Louis
Current & past employers:	ARCO Construction, Qualxserv, CyberKnights, CBIC Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you for taking the time to consider my application. About myself I'm a IT Manager for a Architectural and Development firm. I'm currently going through a divorce and unfortunately that has cause me extra expenses. I would be using this loan to help pay off legal fees and debt.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$3,294.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370657	$12,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370657. Member loan 370657 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Millbury Public Schools	Debt-to-income ratio:	18.15%
Length of employment:	4 months	Location:	Millbury, MA

Home town:	Worcester
Current & past employers:	Millbury Public Schools
Education:	University of Massachusetts at Amherst, Fitchburg State College

This borrower member posted the following loan description, which has not been verified:

Since graduating college in 2005, I've worked various hourly wage jobs that did not provide me with a "livable" income OR a stable income. I also spent half a year in graduate school full time, at which point I had virtually no income. During this span of three years, I gained a good deal of credit card debt due to financial struggles. Finally, I quit graduate school, became a certified teacher, and was lucky enough to immediately land a very stable job in a fairly high paying school district. Now that I have this consistent income, I would like to consolidate the credit card debt and get it paid off once and for all. I am committed to whatever lifestyle change this might require and am very conscientious with the budget I have established for myself. I have no expenditures at the moment because I have decided to live rent free in my parents' home until I have significantly lowered or gotten rid of my debt.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,297.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370696	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370696. Member loan 370696 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	World Bank	Debt-to-income ratio:	6.31%
Length of employment:	14 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	World Bank, Mindbank, Electronic Data Systems
Education:	Strayer University at Washington, DC

This borrower member posted the following loan description, which has not been verified:

Personal Loan

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,423.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370722	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370722. Member loan 370722 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,104 / month
Current employer:	McCausland Keen & Buckman	Debt-to-income ratio:	15.34%
Length of employment:	4 years 10 months	Location:	Claymont, DE

Home town:	Chester
Current & past employers:	McCausland Keen & Buckman, Morgan Lewis & Bockius, Cendant Mortgage Company
Education:	University of Delaware, Universty of Phoenix-Online, Bradford School of Business

This borrower member posted the following loan description, which has not been verified:

The current heater (which was a dinosaur) in my investment property has broken down and needs replacing. Because of the smokey smell that it was putting out AND because of it's ancient age, it's better to replace instead of getting fixed one more time. I also need to replace approximately 11 windows which are single-paned glass windows and, lastly, the carpet which was ruined by the last tenant's dogs (no more dogs allowed). I already have a new tenant waiting to rent but need to at least get the heater and carpet replaced if I can't get the windows replaced. So, I need help. The rent on the property will more than cover the mortgage and this loan as well without me having to "come out of my own pocket." Sadly, banks don't understand that no matter what the real estate market is saying about the value on your property, when it's a rental property what really counts is what can it rent for and how much is left over after the bills are paid.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,240.00	Public Records On File:	1
Revolving Line Utilization:	44.40%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 370729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370729	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370729. Member loan 370729 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	JD strategies/ Gap Inc	Debt-to-income ratio:	7.97%
Length of employment:	6 months	Location:	san bruno, CA

Home town:	Lakewood
Current & past employers:	JD strategies/ Gap Inc, Autodesk Inc., Intel
Education:	Consumes River College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 2 high interest credit cards into a 15 month loan at a low interest rate.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,331.00	Public Records On File:	1
Revolving Line Utilization:	76.00%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370791	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370791. Member loan 370791 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	ICF Solutions	Debt-to-income ratio:	0.13%
Length of employment:	5 years 6 months	Location:	Murrieta, CA

Home town:
Current & past employers:	ICF Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My wife and I live with her parents so she can take care of her father who has chronic spinal problems and needs in-home assistance and physical therapy. Because of this, I am seeking a loan to improve the part of her father's home that we live in so that we don't get in the way and for our own privacy, such as adding a full bathroom. I am a good candidate for this loan because as you can see from my credit, I am very responsible and have very low debts. I also have a very good stable income (5+ years) and low expenses. I value my credit so I work very hard to make sure that I am never late on any bills. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$144.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370801	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370801. Member loan 370801 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	Self	Debt-to-income ratio:	3.31%
Length of employment:	3 years 7 months	Location:	Staint Helena, CA

Home town:	Oakland,
Current & past employers:	Self
Education:	Clemson University, University of Notre Dame, Medical University of South Carolina

This borrower member posted the following loan description, which has not been verified:

This would be a loan, to start new adv. for 2009, to inform currant and future clients of new services available and to increase client base. To get caught up on out standing lab and tax payment. To hire a phys. ass. to handle increased business.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,631.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370804	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370804. Member loan 370804 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	US Air Force	Debt-to-income ratio:	19.35%
Length of employment:	15 years 10 months	Location:	Montgomery, AL

Home town:	Bangkok
Current & past employers:	US Air Force
Education:	University of North Carolina at Charlotte (UNC), Webster University

This borrower member posted the following loan description, which has not been verified:

Wife was late on two credit card payments without telling me. Bank increased her rate to 28% pushing balance over the limit which also incurred additional penalties. Respectfully request loan with better interest rate to help get this situation back under control and ultimately eliminate the debt.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	30
Revolving Credit Balance:	$32,307.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370823	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370823. Member loan 370823 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	self employed	Debt-to-income ratio:	13.40%
Length of employment:	16 years	Location:	parma, OH

Home town:
Current & past employers:	self employed, have been self employed for 14years
Education:	none

This borrower member posted the following loan description, which has not been verified:

like to consolidate loans example credit card(s) and pay my hospitalization up for the year

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,610.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370824	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370824. Member loan 370824 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,866 / month
Current employer:	County of San Diego	Debt-to-income ratio:	13.76%
Length of employment:	11 years 2 months	Location:	Oceanside, CA

Home town:	San Simon
Current & past employers:	County of San Diego
Education:	Miracosta College, Cal State San Marcos

This borrower member posted the following loan description, which has not been verified:

I have about $20, 000 in credit card debt, interest ranging from 12 to 24%. At this time I can only make minimum payments, due to the amount of credit card debt. I know if I continue to make minimum payment, the debt will not be paid off for at leat 30 yrs. My total monthly payments for all my credit cards is about $500. I figured that is I get a loan with LendingClub it will come to the same amount, but the loan would be paid in 36 months. This way, I will be able to see the light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,546.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370852	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370852. Member loan 370852 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Milner, Inc	Debt-to-income ratio:	18.60%
Length of employment:	3 years 6 months	Location:	Grantville, GA

Home town:	Ft Mcpherson
Current & past employers:	Milner, Inc, IKON Office Solutions, Interstate Protective Service
Education:	De Vry Institute

This borrower member posted the following loan description, which has not been verified:

My wife was recently in an auto accident and I am having to pay some of the medical out of pocket until the the other insured settles the law suit. She was hit from behind and the other person was cited at fault. I would use the money to pay off credit debt.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	70
Revolving Credit Balance:	$8,690.00	Public Records On File:	1
Revolving Line Utilization:	65.30%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370854	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370854. Member loan 370854 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Siemens	Debt-to-income ratio:	15.29%
Length of employment:	1 year 8 months	Location:	Katy, TX

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

Refinancing Credit Card at lower rate

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,839.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370869	$7,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370869. Member loan 370869 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,255 / month
Current employer:	santa clara unifed school district	Debt-to-income ratio:	15.06%
Length of employment:	7 years 4 months	Location:	santa clara, CA

Home town:	san jorge
Current & past employers:	santa clara unifed school district
Education:

This borrower member posted the following loan description, which has not been verified:

Pay off high interest credit cards

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	20
Revolving Credit Balance:	$19,469.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370873	$5,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370873. Member loan 370873 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	RNC Regional Nursing Care	Debt-to-income ratio:	5.12%
Length of employment:	1 year 2 months	Location:	West Boylston, MA

Home town:	Worcester
Current & past employers:	RNC Regional Nursing Care, Fallon Community Health Plan
Education:	Clark University, Quinsigamond Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to consolidate my debt and to pay for a class to further my medical education. I am a CNA/CHHA and have taken all the necessary prereqs to attend a local community college for their LPN progam. I am on a wait list and until I can attend school full-time I would like to take a phlebotomy class which I can attend part-time. If I am approved for the loan, the loan will also help pay for the class and help support me for the three weeks I will need to do a clinical rotation. I work full and part time. Full time for a RN with geriatric clients on a private basis, part time per diem for two home health care agencies and every other weekend for a private client. I will be able to pay the loan on time every month. The phlebotomy class would enable me to get a better paying position with a hospital or facility who would then help pay for school full time. Thank you for allowing me to submit this request.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	19
Revolving Credit Balance:	$4,869.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370883	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370883. Member loan 370883 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	School District of Palm Beach County	Debt-to-income ratio:	20.63%
Length of employment:	1 year 2 months	Location:	Jupiter, FL

Home town:	West Palm Beach
Current & past employers:	School District of Palm Beach County
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card at lower rate

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,455.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 370893

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370893	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370893. Member loan 370893 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Contra Costa County	Debt-to-income ratio:	17.72%
Length of employment:	10 years 3 months	Location:	Martinez, CA

Home town:	Martinez
Current & past employers:	Contra Costa County, U.S. Army
Education:	Hawaii Pacific University

This borrower member posted the following loan description, which has not been verified:

I am purchasing a home using my Veterans home loan and need to have at least 3% of the purchase price available to pay the funding fees, appraisial, inspection and other fees.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,313.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 370917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370917	$15,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370917. Member loan 370917 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,883 / month
Current employer:	Oakland Unified School District	Debt-to-income ratio:	12.76%
Length of employment:	5 years	Location:	BERKELEY, CA

Home town:
Current & past employers:	Oakland Unified School District, Boston Public Schools
Education:	Stanford University, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I would sincerely appreciate help in consolidating a few small bills and one high-interest credit card to help make 2009 the year I GET AHEAD. As a high school teacher and mother of three, my life is wonderfully full but having the time to stay on top of numerous bills can be challenging. Paying one lump sum would help me to streamline my finances.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1974	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,957.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370940	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370940. Member loan 370940 was requested on December 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Mecklenburg County	Debt-to-income ratio:	21.90%
Length of employment:	4 years 10 months	Location:	Rock Hill, SC

Home town:	Fort Mill
Current & past employers:	Mecklenburg County
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

I want to pay off higher rate credit cards and get out from under them. With the current situation with the credit card industry I would rather have a set repayment plan and not be strapped to them when they can change their terms whenever they want.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,202.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371001	$2,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371001. Member loan 371001 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,333 / month
Current employer:	US Navy	Debt-to-income ratio:	2.88%
Length of employment:	1 month	Location:	Columbia, MD

Home town:	Columbia
Current & past employers:	US Navy, The Greene Turtle, Bennigan's, Chester County Hospital, Good Fellowship Ambulance Club
Education:	University of Maryland-Baltimore, West Chester University of Pennsylvania, Howard Community College

This borrower member posted the following loan description, which has not been verified:

I need a personal loan to cover the expenses of moving into an apartment.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,408.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371011	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371011. Member loan 371011 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Jackson County Assessment	Debt-to-income ratio:	3.27%
Length of employment:	10 years	Location:	Medford, OR

Home town:	Medford
Current & past employers:	Jackson County Assessment
Education:	Southern Oregon University

This borrower member posted the following loan description, which has not been verified:

Taking 4 months of maturnity leave for my second child. And only have 1 months of built up paid leave

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,976.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371015	$3,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371015. Member loan 371015 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Lehigh Cement	Debt-to-income ratio:	20.14%
Length of employment:	10 years	Location:	Redding, CA

Home town:	Redding
Current & past employers:	Lehigh Cement, Rackley company
Education:	Shasta College

This borrower member posted the following loan description, which has not been verified:

Need 3800.00 to avertise for business I already have 3500.00 invested in

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	51
Revolving Credit Balance:	$27,759.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371020	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371020. Member loan 371020 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	US Logistics Inc.	Debt-to-income ratio:	2.77%
Length of employment:	3 months	Location:	El Paso, TX

Home town:	ST. Kitts W.I.
Current & past employers:	US Logistics Inc., US Army (Retired)
Education:	University of Maryland, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Requesting a loan to fund a project for future business.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	32
Revolving Credit Balance:	$11,002.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371025	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371025. Member loan 371025 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	City of Akron, Ohio	Debt-to-income ratio:	6.89%
Length of employment:	3 years 5 months	Location:	Akron, OH

Home town:	Akron
Current & past employers:	City of Akron, Ohio, Midwest Rubber
Education:	Hammel Business College

This borrower member posted the following loan description, which has not been verified:

I have a credit card that was for a pool at my home (done when married-card in ex's name). I agreed in divorce to pay since home was mine. I want to get it paid so there is no longer any link between us. It was not a pleasant parting.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,025.00	Public Records On File:	1
Revolving Line Utilization:	55.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371029	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371029. Member loan 371029 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Sony Electronics Inc.	Debt-to-income ratio:	8.40%
Length of employment:	36 years	Location:	TOMKINS COVE, NY

Home town:	new york
Current & past employers:	Sony Electronics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

to pay off two credit cards

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,047.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371031	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371031. Member loan 371031 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Nap Inc.	Debt-to-income ratio:	5.08%
Length of employment:	16 years	Location:	West New York, NJ

Home town:	Adana
Current & past employers:	Nap Inc., Onur Akarca
Education:	Istanbul University,Business Administration

This borrower member posted the following loan description, which has not been verified:

Personal Loan for refinancing credit cards for a better rate.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,709.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371034	$8,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371034. Member loan 371034 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,916 / month
Current employer:	EBF	Debt-to-income ratio:	12.59%
Length of employment:	46 years	Location:	FRESNO, TX

Home town:	Houston
Current & past employers:	EBF, A ROCKET MOVING & STORAGE CO
Education:

This borrower member posted the following loan description, which has not been verified:

loan request to pay-off credit cards and consolidate to one monthly payment

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,756.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371052	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371052. Member loan 371052 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	J. Reese Investments & Brokerage, Ltd.	Debt-to-income ratio:	15.26%
Length of employment:	26 years	Location:	Anchorage, AK

Home town:	Crosbyton
Current & past employers:	J. Reese Investments & Brokerage, Ltd., Motherlode Lodge
Education:	University of Alaska Anchorage

This borrower member posted the following loan description, which has not been verified:

I request a loan of $15,000.00 to pay for costs associated with lowering the interest rate on a commercial building's mortgage. This loan will allow me to reduce two notes from 9.5% and 8.75% to 7% and reduce my payment by approximately $2,000 per month. Thank you for your consideration. In the future, I would like to fund loans as well.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	52
Revolving Credit Balance:	$72,727.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371060	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371060. Member loan 371060 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,475 / month
Current employer:	IHG	Debt-to-income ratio:	12.25%
Length of employment:	3 years 6 months	Location:	ATLANTA, GA

Home town:	Naples
Current & past employers:	IHG, Micros Systems, Inc, Ritz Carlton - Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$12,118.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371082

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371082	$4,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371082. Member loan 371082 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	NORDAM	Debt-to-income ratio:	21.80%
Length of employment:	15 years 11 months	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	NORDAM, American Airlines
Education:	Tulane University of Louisiana / University of Tulsa

This borrower member posted the following loan description, which has not been verified:

Payoff credit cards

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,757.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371112	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371112. Member loan 371112 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	RS Abrams and Co LLP	Debt-to-income ratio:	12.59%
Length of employment:	2 years	Location:	RONKONKOMA, NY

Home town:	Ronkonkoma
Current & past employers:	RS Abrams and Co LLP, Coughlin Foundotos Cullen & Danowski, LLP
Education:	Dowling College

This borrower member posted the following loan description, which has not been verified:

Purchase engagement ring

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,844.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371172	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371172. Member loan 371172 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,708 / month
Current employer:	TATA Consultancy	Debt-to-income ratio:	16.16%
Length of employment:	1 year 9 months	Location:	Phoenix, AZ

Home town:	Cedar Rapids
Current & past employers:	TATA Consultancy, CDM Technologies, Rockwell Collins
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I have a great full time job as an engineer at Honeywell. My credit score has consistently stayed above 700 and the history also shows no late payments. I want to pay off my higher interest rate Citibank card that is charging 24.99% interest. Thanks for your time & consideration!

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,445.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371182	$8,950	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371182. Member loan 371182 was requested on December 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Analysts Inernational	Debt-to-income ratio:	21.24%
Length of employment:	2 years 3 months	Location:	Roseville, MI

Home town:	Detroit
Current & past employers:	Analysts Inernational, Analysts International, Superior Consultant Company, Wolfe Chemicals, OE Automation, Rosman Property Management
Education:	Wayne State University, Macomb Community College, Oakland Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I have been paying too much for too long and it is discouraging. I have a lot of debt but I never miss a payment and I have a good credit history. I incurred the debt over time from raising my two daughters by myself. It was always part of my long-term plan to pay down the debt once they were of age. I am at that point and not seeing much progress due to high interest rates. I read about the Lending Club in Time Magazine and I am now joining to try a new approach to achieving my debt-free goals. This first loan is to pay off my Discover card.

A credit bureau reported the following information about this borrower member on December 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,822.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371296	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371296. Member loan 371296 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	Prosis Hawaii	Debt-to-income ratio:	2.41%
Length of employment:	1 year 3 months	Location:	Scappoose, OR

Home town:	Fullerton
Current & past employers:	Prosis Hawaii, Intel
Education:	City University

This borrower member posted the following loan description, which has not been verified:

Thanks for viewing my request. I am also a lender on Prosper as well as Lending Club, so I know the importance of making good on my obligations to real people. I am looking for a $25,000-30,000 car and would like to finance 50% or so of the cost. I really dislike banks lately, so I'd rather give the interest to people that deserve it.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,405.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371311	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371311. Member loan 371311 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$10,000 / month
Current employer:	UNITED SURGICAL PARTNERS	Debt-to-income ratio:	4.28%
Length of employment:	1 year 2 months	Location:	LANTANA, TX

Home town:	Austin
Current & past employers:	UNITED SURGICAL PARTNERS
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

Taking advantage of real estate market and adding more property's to my LLC.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,690.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371341	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371341. Member loan 371341 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	costco wholesale	Debt-to-income ratio:	22.10%
Length of employment:	26 years	Location:	sanford, FL

Home town:	Bronx
Current & past employers:	costco wholesale
Education:	CUNY Bronx Community College

This borrower member posted the following loan description, which has not been verified:

trying to pay all my bills in one payment

A credit bureau reported the following information about this borrower member on December 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	63
Revolving Credit Balance:	$23,535.00	Public Records On File:	1
Revolving Line Utilization:	66.70%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371358	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371358. Member loan 371358 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	IRI	Debt-to-income ratio:	19.64%
Length of employment:	3 months	Location:	Los Angeles, CA

Home town:	Guizhou
Current & past employers:	IRI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

Seeking lower interest rates than credit cards, never late on payments in the past 5 years of credit experience. Recently, due to credit crisis, all card companies are decreasing their credit limits which increases your debt/credit ratio which inadvertently hurts your credit. Wanting to consolidate for easier payments and some savings on interest.

A credit bureau reported the following information about this borrower member on December 31, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,472.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371395	$15,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371395. Member loan 371395 was requested on December 31, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	ziospizza	Debt-to-income ratio:	8.77%
Length of employment:	5 years	Location:	fort lauderdale, FL

Home town:	Atlantic City
Current & past employers:	ziospizza, ziospizza
Education:	12 grade

This borrower member posted the following loan description, which has not been verified:

paying the hight interst credit card

A credit bureau reported the following information about this borrower member on December 31, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,532.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371421	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371421. Member loan 371421 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Today's Electronics Inc	Debt-to-income ratio:	24.41%
Length of employment:	5 years 3 months	Location:	Bradenton, FL

Home town:	Grandrapids
Current & past employers:	Today's Electronics Inc, CSX Corp.
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am in need of borrowing money to help with an advertisement campaign that will allow my business to reach more potential clients. I'm also in need of moving to a better location which would provide better viability from a busy street. I have a location that will increase traffic by over 20,000 more cars a day than the place I'm already located at. I would also lower my cost with the rent by choosing a smaller space to accommodate my work. As a computer technician, I will use the advertising money to reach new potential clients in the professional industry. As everyone knows you can only go so long without having your computer running correctly so it is a profession that will not be left undone. With over 20 years of experience and being in business for myself over 10 years I have learned that the banks are not the place to go for help. They take too long and expect too much and with the banks in the position that they are in right now taking a loan from a bank is risky. So I have come here for the help that is needed in a short term loan just to help me get started without hurting my cash flow. Between the better location and the business that will bring in and the advertisement to new potential business that are in need of a technician but not one full time will in my estimates will increase my business by 30%. I hope you will see that this is a good opportunity to make some money on your part and help a local business out in allowing me to grow my business. I look forward to doing business with someone in hopes of making all of us some extra money in these times. Thanks for looking and hope you will help out.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,404.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371441	$1,875	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371441. Member loan 371441 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Enviro-Rents Inc.	Debt-to-income ratio:	19.06%
Length of employment:	18 years 7 months	Location:	Kings Beach, CA

Home town:	camden
Current & past employers:	Enviro-Rents Inc., North Tahoe PUD
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

Thank You for taking the time to consider my loan request. I am currently seeking a loan for my business. This loan will be used to consolidate a high interest credit card and to make final payments on two 2008 pre-season merchandise invoices. I have owned and operated this growing adventure sports business for over 18 years. The business has been located on the North Shore of Lake Tahoe for that entire time. We carry Hobie, Wilderness Systems, Perception Kayaks, sailboats and stand-up paddleboards etc half of the year and then we add winter gear skis, snow shoes and soft goods for the second half of the year. This growing business consists of a retail store front location on the busiest intersection on the north shore. We also have an outdoor lake front space in back of shop that is next to public beach park for our kayak and sailboat rentals. There is not a better location on the lake for what we do. We also offer online sales. Our third quarter of 2008 was our best quarter to date with a net of 240,000.00. We sold more kayaks and sailboats than ever before and also increased our rentals and guided tour business. One reason I seek this loan is to pay off the remaining kayak inventory. In the kayak world you must order pre-season to have boats in stock while ?in season? estimating exactly how many you will need is impossible so we always carry some extras throughout the off season. This is also necessary in order to have off season sales (we sold three $800 kayaks last week). I am a healthy 51 year old husband and father. I have been married for 27 years. I have two wonderful children ages 20 and 26. My wife is a special needs school teacher and I also have a part time job that pays me a salary of just over $500 a week. I can work the business during the day and work my salary job at night when I am needed. I can be trusted to pay back this loan in a timely consistent manner. My goal is to pay this loan back by the end of the summer. This business has grossed (in one day) $12,500.00 the amount of this loan request. Thank You Again, Harry King

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,835.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371444	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371444. Member loan 371444 was requested on January 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Crunch Fitness	Debt-to-income ratio:	13.85%
Length of employment:	2 years 3 months	Location:	New York, NY

Home town:	Atlanta
Current & past employers:	Crunch Fitness, National Institute for Fitness and Sport
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am starting a preventive health company and need assistance with some starting costs for legal literature, etc. Have already invested as much of my own money to get started, but need a few more pennies before ability to start making money back begins.

A credit bureau reported the following information about this borrower member on January 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	22
Revolving Credit Balance:	$26,822.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371505	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371505. Member loan 371505 was requested on January 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Radiant Systems	Debt-to-income ratio:	19.55%
Length of employment:	10 months	Location:	Costa Mesa, CA

Home town:	Carmichael
Current & past employers:	Radiant Systems, Starbucks, Electronic Data Systems, Earthlink, Macaroni Grill
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is for Debt Consolidation, some of my cards rates are going up and I would like to consolidate them into one easy payment at a lower rate. I would also like to note that I have never been late on any kind of loan payment.

A credit bureau reported the following information about this borrower member on January 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,806.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371510	$15,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371510. Member loan 371510 was requested on January 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Self	Debt-to-income ratio:	4.73%
Length of employment:	1 year	Location:	Tampa, FL

Home town:	Fort Gordon
Current & past employers:	Self, Countrywide Financial Corp.
Education:	University of South Florida

This borrower member posted the following loan description, which has not been verified:

I have a retail establishment for one year. I need to upgrade my point of sale equipment. I'm requesting the maximum of $15,000 but I can do it for as little as $10,000. My store is in Tampa, FL. It's a 3000 sq. ft clothing store doing really well it's first year. I have the money in the bank but I'd rather use that for working capital and other needs. I'd like to borrow the money instead. Please consider my request. Thanks, Jason Parent

A credit bureau reported the following information about this borrower member on January 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	31	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,311.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 371525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371525	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371525. Member loan 371525 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Huntsman	Debt-to-income ratio:	17.72%
Length of employment:	18 years 10 months	Location:	Pasadena, CA

Home town:	Oklahoma City
Current & past employers:	Huntsman, Southwest Airlines
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Provide airline companies durable ATA Spec 300 CAT I reusable shipping containers. They shall meet the FAA new packaging requirements pertaining to the shipment of Oxygen Cylinders and Oxygen Generators to, from and within the United States. The toughest design qualifications have already been met via 3rd Party certifiers. Working capital is needed so we can purchase additional material(s) for displaying prototypes. This money will enable us to produce/mfg and show potential customers how and what our containers will look like within their system.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,586.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371541	$2,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371541. Member loan 371541 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Goodmans Interior Structures	Debt-to-income ratio:	14.44%
Length of employment:	4 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Goodmans Interior Structures, Storey Kenworthy
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt that has an interest rate of 21.38%. With this money I will be able to start the new year with a budget and plan to become debt free. I have been at my same job for several years and have always paid my bills on time.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,561.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371564	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371564. Member loan 371564 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Media Gensis	Debt-to-income ratio:	22.43%
Length of employment:	4 years	Location:	FERNDALE, MI

Home town:	Ypsilanti
Current & past employers:	Media Gensis
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

Little credit card bills piled up here and there and I'd rather be paying one bill a month with an eye towards actually paying it off. I have a job, I can always make payments, I would just prefer paying once a month (and to a real person especially).

A credit bureau reported the following information about this borrower member on December 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,469.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371566	$6,800	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371566. Member loan 371566 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Self-employed	Debt-to-income ratio:	12.05%
Length of employment:	2 years 7 months	Location:	Atlanta, GA

Home town:	Wilmington
Current & past employers:	Self-employed, Brunswick County Schools
Education:	Webster University

This borrower member posted the following loan description, which has not been verified:

Our master bathroom has been "under construction" for 6 months. The original contractor disappeared without finishing it. We would like to finish the master bath remodel soon because it's cold and we are getting a draft of cool air coming in from the open plumbed walls. The funds will be used for electrical, plumbing, and tiling labor costs. We will also need to have the tub resurfaced because the previous workers used the tub as a storage bin which resulted in scratch marks all over the surface.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,345.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 371568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371568	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371568. Member loan 371568 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,883 / month
Current employer:	boeing	Debt-to-income ratio:	11.61%
Length of employment:	24 years 2 months	Location:	BELLEVILLE, IL

Home town:	belleville
Current & past employers:	boeing
Education:

This borrower member posted the following loan description, which has not been verified:

consolidating 3 credit cards/lines of credit

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,116.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371615	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371615. Member loan 371615 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	SFS Architecture	Debt-to-income ratio:	7.00%
Length of employment:	1 year 10 months	Location:	Kansas City, MO

Home town:	Shawnee
Current & past employers:	SFS Architecture
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my debt into one monthly payment. Many of these credit lines were opened when my credit score was much lower. Therefore they are all quite high rates. I am hoping to reduce my interest since my credit score is much better now.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,232.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371681	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371681. Member loan 371681 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	OSI Restaurant Partners	Debt-to-income ratio:	14.96%
Length of employment:	5 years 6 months	Location:	Land O Lakes, FL

Home town:	Chicago
Current & past employers:	OSI Restaurant Partners
Education:

This borrower member posted the following loan description, which has not been verified:

As you may have already seen the Credit Card industry has a new game - here is what they did to me... Because of the current economy 2 of my card issuers went back and reduced my available credit line to a lower amount. In doing so that put my credit balances and credit lines within a few hundred dollars, thus lowering my credit score. Three months later the card issuers came back and said that due to a periodic review of my credit report they were increasing my interest rate. One card went from 5.99% to 15.99%. Now did they do this because I was late on a payment? Or I went over my credit limit? Nope, none of the above - they said because my credit score dropped a few points. I guess the card issuers need to make all their rate increases now before the new law goes into effect in summer of 09. That law will protect consumers from these business practices and would have prevented them from raising the interest rate on the current balance and they would only raise the rate on future purchases. Well I think you get the point. Thanks for listening to my rambling and for bidding on my loan! Tom

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,985.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371685	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371685. Member loan 371685 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	University of Central Oklahoma	Debt-to-income ratio:	10.73%
Length of employment:	1 year 10 months	Location:	Oklahoma City, OK

Home town:	Tulsa
Current & past employers:	University of Central Oklahoma
Education:	University of Tulsa, University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Try to lump three different credit card payments into one to pay them off once and for all!

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$8,128.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371700	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371700. Member loan 371700 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Mark and Joy Remley	Debt-to-income ratio:	20.64%
Length of employment:	3 years	Location:	Fallbrook, CA

Home town:	Morelia, Michoacan
Current & past employers:	Mark and Joy Remley, Bill and Kay Gurtin, Gerry Garrett
Education:	Miracosta College

This borrower member posted the following loan description, which has not been verified:

I consolidated my credit cards to Bank of America six months ago. The interest is too high and I would like to refinance it at a lower rate. I am paying about $200 over the minimum amount and would like to finish paying it off in two or three years.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	42
Revolving Credit Balance:	$15,350.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371702	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371702. Member loan 371702 was requested on January 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	vonna husby and associates llc	Debt-to-income ratio:	4.06%
Length of employment:	5 years 6 months	Location:	fairbanks, AK

Home town:	Colfax
Current & past employers:	vonna husby and associates llc, Morgan Stanley
Education:	Stephens College

This borrower member posted the following loan description, which has not been verified:

To provide temporary working capital backup if needed

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	6
Revolving Credit Balance:	$85,892.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371710	$5,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371710. Member loan 371710 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Brinker Corp, Romano's Macaroni Grill	Debt-to-income ratio:	16.11%
Length of employment:	6 years	Location:	North Hills, CA

Home town:	Chicago
Current & past employers:	Brinker Corp, Romano's Macaroni Grill, Talent Partners, Los Angeles
Education:	Millikin University

This borrower member posted the following loan description, which has not been verified:

Over the past 6 months, I have made a few balance transfers and open new cards with reasonable APRs. The last two months I've been scrambling trying to get rid of my balance on this card, because the promo period ended. Where I had 8.99% APR, now I have a very ugly 23.99%, paying $100 in financial charges a month. I dispersed half of my cards debt to other cards before the change, but I'm still left with $5100. I tried to transfer most of it to another card with available credit, but they denied my request. I also applied to receive a new American Express card for the intention of transferring the balance, but even though I was accepted, I was again refused the balance transfer. All my transfering and paying off my other high APR cards, lowered my credit score. But I have had good credit all my life, paying all my bills on time. Please, help me pay off this card so I can avoid paying an extra $100 a month, and be much closer to being debt free. Thank you.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,722.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371726	$8,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371726. Member loan 371726 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,750 / month
Current employer:	UNFCU	Debt-to-income ratio:	1.85%
Length of employment:	5 months	Location:	New York, NY

Home town:	New York
Current & past employers:	UNFCU
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Hi, I currently have a LOC with Citi which I want to eliminate and payoff since the APR is is at 17.00%. This APR was at 19.00% for the past 12 months. I was hoping that Lending Club might be able to provide me with a much better rate.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,716.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371733	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371733. Member loan 371733 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	andrew gilligan	Debt-to-income ratio:	6.61%
Length of employment:	9 years 1 month	Location:	huntington beach, CA

Home town:	Tampa
Current & past employers:	andrew gilligan, planco
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

relocating and dont want to run short on finances.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	31
Revolving Credit Balance:	$324.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371749	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371749. Member loan 371749 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Kraftchek Auto Repair	Debt-to-income ratio:	1.54%
Length of employment:	23 years 5 months	Location:	Brooklyn, NY

Home town:	Bridgeport
Current & past employers:	Kraftchek Auto Repair, Meinikie Car Care
Education:

This borrower member posted the following loan description, which has not been verified:

I am a homeowner who would like to rent out the basement portion of my house to a prospective tenant in order to generate more cash revenuen for myself. I have talked to a few contractors who are willing to do the project for a cost of $12,000. I already have $3,000 down and I am looking for assistance for the other $9,000. I have worked at the same position for the last 23 years and I have never defaulted or have been late with an installment loan or credit card payment. My credit report will show that. Thank you all...

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,905.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371775	$3,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371775. Member loan 371775 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Redwood City School District	Debt-to-income ratio:	8.60%
Length of employment:	1 year	Location:	Palo Alto, CA

Home town:	Santa Barbara
Current & past employers:	Redwood City School District
Education:	University of California-Davis (UC Davis), Notre Dame de Namur University

This borrower member posted the following loan description, which has not been verified:

I am an elementary school teacher. I just finished school. I am in my first year of teaching. I want to pay off my credit card at a lower rate than I am currently paying.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,624.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371779	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371779. Member loan 371779 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Snyders of Berlin	Debt-to-income ratio:	14.45%
Length of employment:	5 years	Location:	Proctorville, OH

Home town:	salem
Current & past employers:	Snyders of Berlin, Big Bear Plus
Education:	Kentucky Christian College

This borrower member posted the following loan description, which has not been verified:

Would like to pay off credit cards to a lower interest rate

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,942.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371790	$3,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371790. Member loan 371790 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Small Business Administration (SBA)	Debt-to-income ratio:	18.06%
Length of employment:	10 years	Location:	stockton, CA

Home town:	vilamar
Current & past employers:	Small Business Administration (SBA)
Education:

This borrower member posted the following loan description, which has not been verified:

I need loan to purchase meterials to expand my business

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	32
Revolving Credit Balance:	$25,429.00	Public Records On File:	1
Revolving Line Utilization:	50.80%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371793	$5,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371793. Member loan 371793 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Comverge, Inc.	Debt-to-income ratio:	9.07%
Length of employment:	3 months	Location:	Las Vegas, NV

Home town:	Los Angels
Current & past employers:	Comverge, Inc., Radio Shack
Education:	College of Suthern Nevada

This borrower member posted the following loan description, which has not been verified:

I am paying an extremely high interest rate on several credit cards and would like to consolidate at lower rates.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,287.00	Public Records On File:	1
Revolving Line Utilization:	97.80%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371801	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371801. Member loan 371801 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Albany Medical Center	Debt-to-income ratio:	14.88%
Length of employment:	3 years 4 months	Location:	Rensselaer, NY

Home town:	Little Falls
Current & past employers:	Albany Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Using to pay down credit cards

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,280.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371814	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371814. Member loan 371814 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hawaii Agriculture Research Center	Debt-to-income ratio:	1.78%
Length of employment:	6 years 1 month	Location:	Kahului, HI

Home town:
Current & past employers:	Hawaii Agriculture Research Center
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Wanting to purchase a larger car for a new baby on the way. Want a super safe Volvo SUV and need a loan for a large downpayment.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,111.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371815	$7,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371815. Member loan 371815 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	hilton hotel	Debt-to-income ratio:	14.72%
Length of employment:	9 years 10 months	Location:	saint louis, MO

Home town:	can tho
Current & past employers:	hilton hotel
Education:	outside U.S.

This borrower member posted the following loan description, which has not been verified:

n/a

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,194.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371823	$4,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371823. Member loan 371823 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Alternative Office Solutions, Inc.	Debt-to-income ratio:	13.94%
Length of employment:	6 years 8 months	Location:	San Jose, CA

Home town:	Santa Clara
Current & past employers:	Alternative Office Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have a credit card that has a ludicrous interest rate... I'd love to reduce that to enable me to get out from under it.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,628.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371841	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371841. Member loan 371841 was requested on January 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Retired	Debt-to-income ratio:	12.19%
Length of employment:	12 years	Location:	Tampa, FL

Home town:	Mascot
Current & past employers:	Retired, LONG ISLAND RAIL ROAD
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to remodel my kitchen and bathroom and have priced everything out with Home Depot. The total comes to just under $15,000. Please consider.

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,850.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371875	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371875. Member loan 371875 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self-Employed	Debt-to-income ratio:	22.20%
Length of employment:	1 year 6 months	Location:	Denver, CO

Home town:	Los Angeles
Current & past employers:	Self-Employed, First Street Financial, Inc.
Education:	University of Minnesota-Twin Cities Law School, California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Hello, I want to consolidate and refinance debt to ease the financial burden and stress for my new family. Thank you for your help.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,071.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371908	$1,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371908. Member loan 371908 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Iris International	Debt-to-income ratio:	18.14%
Length of employment:	1 year 2 months	Location:	Santa Clarita, CA

Home town:	Dayton,
Current & past employers:	Iris International
Education:	Miami Jacobs

This borrower member posted the following loan description, which has not been verified:

I need a loan to consolidate several small medical bills, tuition fees, etc.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,658.00	Public Records On File:	1
Revolving Line Utilization:	44.30%	Months Since Last Record:	49
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 371912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371912	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371912. Member loan 371912 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Best Tutoring	Debt-to-income ratio:	13.33%
Length of employment:	1 year 3 months	Location:	Lake St. Louis, MO

Home town:	St. Louis
Current & past employers:	Best Tutoring, Willis Corroon--Mellon Bank
Education:	Drury College, Springfield MO

This borrower member posted the following loan description, which has not been verified:

Hi, I am creating a website to assist retailers on a local level. Most of the computer programming is completed and paid for, but I may need some additional funds for "finishing touches", although I will be shortly attempting to make the changes myself (having a background in programming). I'll need most of the funds for marketing to both retailers and consumers, as this will require concentrated participation on both sides for it to succeed. I am 46 years old, and have had an interesting career. After nearly 15 years at the same business (retirement plan consulting/computer programming), I had saved up enough and had a good deal of success buying small cap equities, to try my hand full time at investing. I was very successful for a number of years (8) until the current year--which has truly been mind-boggling on a number of levels. I could sell my equity holdings to cover this loan easily, but I'd rather not as it would be an immediate 20-30% further loss on them due to the fact that they are in very small stocks, that this market has no respect for at the moment... I have moved back home with my parents to help out (my mom has not been well), and to reduce my expenses, as I was having to sell stocks at greatly reduced prices in order to pay expenses--which magnified the losses, and added to a short term cash flow problem. So, I moved home..never thought I'd do that, but I'm grateful for the chance to help out, so it is perhaps a blessing in disguise. Since my parents are only charging me only $100 for rent and board, I am more than meeting my expense requirements with my income. I have debt balances of roughly 15k on my credit cards, but my investment accounts more than cover this, and my income more than covers the payments required on those. My income is derived from tutoring mathematics roughly 20 hours a week, selling records online, and some substitute teaching. In this market environment, I can't easily get a high paying job--my former programming skills have become outdated. I have decided to attempt this website business. If it fails I will take the ABCTE test to become certified to teach mathematics in my state. There is a strong need for math teachers, so this should be a pretty safe bet for a future career. I'd like teaching but I am excited to try out this website business first. To sum up, I have a near perfect credit score, I have income to cover my expenses, I have assets to cover my debt, and I have a career path in teaching in case the website business does not succeed. What I don't have is a reasonable short term cash flow needed to cover the expenses for ramping up the business over the next several months. That's where I need your help. It's not much money, and I will have no problem paying it back. thank you, ted

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,813.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371921	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371921. Member loan 371921 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	fish window	Debt-to-income ratio:	13.12%
Length of employment:	6 years	Location:	anaheim, CA

Home town:	petrosani
Current & past employers:	fish window, naples restaurant
Education:	college of industrial petrosani

This borrower member posted the following loan description, which has not been verified:

we will get married this year and looking for some help

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,754.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371931	$6,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371931. Member loan 371931 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	JMA IT	Debt-to-income ratio:	9.01%
Length of employment:	2 years	Location:	KANSAS CITY, MO

Home town:	Kansas City
Current & past employers:	JMA IT, Sprint Nextel Corp., Geographic Technologies Group, GE Energy, M. J. Harden Associates, Inc., Kansas City Power and Light
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used for finishing our basement. This will add room for our children and family.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	24
Revolving Credit Balance:	$2,479.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371935	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371935. Member loan 371935 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Hagar Restaurant Service LLC	Debt-to-income ratio:	14.26%
Length of employment:	4 years	Location:	DENTON, TX

Home town:	Granada Hills
Current & past employers:	Hagar Restaurant Service LLC, Denton Restaurant Service LLC
Education:	Brookhaven College

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and improvments to my house pour slab, some energy efficient windows, and new appliances.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	41
Revolving Credit Balance:	$13,235.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371943	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371943. Member loan 371943 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Wilson Elser	Debt-to-income ratio:	7.21%
Length of employment:	11 months	Location:	ISLAND PARK, NY

Home town:	Bronx
Current & past employers:	Wilson Elser, Dewey LeBoeuf
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I plan on using the loan to consolidate debts and use any remaining funds towards investment opportunities.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,887.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371958	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371958. Member loan 371958 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Walgreen	Debt-to-income ratio:	21.10%
Length of employment:	7 years 8 months	Location:	Richmond, CA

Home town:	Richmond
Current & past employers:	Walgreen
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation loan, I to start working on being debt free and I feel a loan with not using any creditcards will help me get on of debt faster. I want to take care of things one card at a time.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,369.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371975	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371975. Member loan 371975 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	RH Factor Inc.	Debt-to-income ratio:	10.20%
Length of employment:	6 years 4 months	Location:	Van Nuys, CA

Home town:	Butler
Current & past employers:	RH Factor Inc.
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

Reduce credit debt

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,432.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371976	$1,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371976. Member loan 371976 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	n/a	Debt-to-income ratio:	1.20%
Length of employment:	n/a	Location:	melrose, MA

Home town:	melrose
Current & past employers:	Aamco, fahey tire
Education:

This borrower member posted the following loan description, which has not been verified:

I need to reinsure my car and pay a ticket so I can get to work I've been out of work and have a new job if i can get there

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	17
Revolving Credit Balance:	$437.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371993	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371993. Member loan 371993 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	11.42%
Length of employment:	2 years 7 months	Location:	cincinnati, OH

Home town:
Current & past employers:	Fidelity Investments
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

My loan is for tuition and expenses of a certificate prep program for a CFP (Certified Financial Planner). This includes study material and all books.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,116.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 371996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371996	$3,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371996. Member loan 371996 was requested on January 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	California Climate Action Registry	Debt-to-income ratio:	10.56%
Length of employment:	1 year 3 months	Location:	Los Angeles, CA

Home town:	Albuquerque
Current & past employers:	California Climate Action Registry
Education:	Columbia University in the City of New York

This borrower member posted the following loan description, which has not been verified:

I have a solid job and good credit, however my wife and I have gotten behind with the payment of two medical bills, on top of our student loan payments and credit card payments. We can afford monthly payments, but cannot pay off the medical bills all at once as is expected of us.

A credit bureau reported the following information about this borrower member on January 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	24	Months Since Last Delinquency:	13
Revolving Credit Balance:	$5,211.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372028	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372028. Member loan 372028 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,279 / month
Current employer:	State Department Federal	Debt-to-income ratio:	21.64%
Length of employment:	5 years 3 months	Location:	Alexandria, VA

Home town:	Alexandria
Current & past employers:	State Department Federal
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate all of my high interest loans and accounts with an exception of my car loan.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,227.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372049	$4,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372049. Member loan 372049 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	forest hills hospital	Debt-to-income ratio:	8.52%
Length of employment:	6 years 5 months	Location:	jamaica, NY

Home town:	guayaquil
Current & past employers:	forest hills hospital, hunter college financial aide office
Education:	CUNY Borough of Manhattan Community College, CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

I am going to get married and need a little extra money just in case i need it.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,385.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372062	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372062. Member loan 372062 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Rockwell Automation	Debt-to-income ratio:	24.29%
Length of employment:	26 years	Location:	Canal Fulton, OH

Home town:	New Castle
Current & past employers:	Rockwell Automation
Education:	Youngstown State University, Gannon University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit card with this money. This money will not be used for personal enjoyment. I need to make a new start.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	76
Revolving Credit Balance:	$124,315.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372087	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372087. Member loan 372087 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Stryker Corp.	Debt-to-income ratio:	20.90%
Length of employment:	1 year 6 months	Location:	Mountain View, CA

Home town:
Current & past employers:	Stryker Corp.
Education:	uc santa cruz

This borrower member posted the following loan description, which has not been verified:

4 credit cards that i want to consolidate and pay off. 1 is currently at 0% until end of 09. one is above above 25% and the other two are at around 19%

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,295.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372089	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372089. Member loan 372089 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Prodigy Investments	Debt-to-income ratio:	3.81%
Length of employment:	1 year 3 months	Location:	Washington, DC

Home town:	Bradenton
Current & past employers:	Prodigy Investments, Citigroup Inc.
Education:	Georgetown University, Clemson University

This borrower member posted the following loan description, which has not been verified:

Looking for funding to cover educational expenses associated with an executive certificate program be offered by a local university. Loan will be used to cover tuition expenses and associated fees. The program will add to my professional development and credibility as a private consultant, but is not qualified for traditional lending programs through the university, because it is an executive certificate program as opposed to a diploma program.

A credit bureau reported the following information about this borrower member on December 21, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	28
Revolving Credit Balance:	$15,132.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 372093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372093	$5,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372093. Member loan 372093 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,519 / month
Current employer:	Ohio State University Medical Center	Debt-to-income ratio:	15.63%
Length of employment:	1 year 6 months	Location:	Dublin, OH

Home town:
Current & past employers:	Ohio State University Medical Center, Stanford University Medical Center
Education:	University of Florida, University of Georgia, University of Wisconsin-Madison, Stanford University, West Virginia University, San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Trying to invest in training and education to further my prospect for an enhanced future. Funds will be used wisely to bridge the gap between the rising cost of education.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,002.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372096	$2,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372096. Member loan 372096 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	South San Francisco Fire Department	Debt-to-income ratio:	14.51%
Length of employment:	7 years 4 months	Location:	Alameda, CA

Home town:	Santa Cruz
Current & past employers:	South San Francisco Fire Department, San Francisco Fire Department
Education:	Chabot College

This borrower member posted the following loan description, which has not been verified:

I would like to purchase a used motorcycle for a trip into Idaho and maybe over the border to Canada this Summer. I am looking at a '97 KLR 650 with 10,000 miles on it.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,094.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372131	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372131. Member loan 372131 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Land Rover South Bay	Debt-to-income ratio:	1.81%
Length of employment:	4 years 2 months	Location:	hermosa beach, CA

Home town:	Shreveport
Current & past employers:	Land Rover South Bay, Enterprise rent a car
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Some no interest loans that I have from Best Buy and Levitz are ending soon and I will have to pay a large amount of deffered interest if I don't pay the balances in full. This would really help me out and save me some money. I would like to consolidate the credit cards and make one easy payment. Thanks

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	46
Revolving Credit Balance:	$17,307.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372174

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372174	$2,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372174. Member loan 372174 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Young's Deli	Debt-to-income ratio:	14.31%
Length of employment:	13 years	Location:	Silver Spring, MD

Home town:	Seoul
Current & past employers:	Young's Deli
Education:

This borrower member posted the following loan description, which has not been verified:

This money will go towards my child's college tuition.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	4
Revolving Credit Balance:	$11,851.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372193	$8,350	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372193. Member loan 372193 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,250 / month
Current employer:	Compuware Corp.	Debt-to-income ratio:	1.92%
Length of employment:	7 years	Location:	San Diego, CA

Home town:	Atlanta
Current & past employers:	Compuware Corp.
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

Hi, I have 8355.66 in outstanding credit card debt that i'd like pay off in exchange for a lower rate. I had been good about not using my credit cards but a couple of situations came up where I had to bridge my costs using my credit cards. Thank you for your time, ~A

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,421.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372195	$15,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372195. Member loan 372195 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Desert BMW of Henderson	Debt-to-income ratio:	11.52%
Length of employment:	8 years 6 months	Location:	Las Vegas, NV

Home town:	Eureka
Current & past employers:	Desert BMW of Henderson
Education:	Universal Technical Institute of Arizona Inc., Community College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate/liquidate my consumer debt.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	32	Months Since Last Delinquency:	13
Revolving Credit Balance:	$80,468.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372209	$4,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372209. Member loan 372209 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Homemaker/PT Tutor and Blogger	Debt-to-income ratio:	13.62%
Length of employment:	n/a	Location:	Jeffersonton, VA

Home town:	Williamsport
Current & past employers:	Homemaker/PT Tutor and Blogger
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan in order to pay off an American Express card -- you probably know that these funds are due immediately. We really need to keep this card active and healthy as it's related to my spouse's job and will be needed to send him overseas in a few months. We had hoped we'd have the funds to pay it off by now, but with our move to a new house (we purchased it two months ago) we used it to cover extra expenses at the time and we didn't receive as much back at settlement as we thought we would. We have a large tax return coming (it will include the $7,500 credit for new homebuyers) and a bonus from work in April, so I feel that paying this loan back will be very doable. We have funds in our 401K but we don't want to pull them out and sell them at such a loss now. We'd rather keep them where they are and work harder to build up some savings after our recent move so that we won't be in this situation again. I have never defaulted on any debt payment or bill of any kind. We have owned and sold (solid market sales) three houses before this one (the last being three years ago). We waited out the housing bubble and bought a foreclosure late this year. We also have had various auto loans and credit cards, etc. that we are faithful to pay. Thank you for your help.

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	37
Revolving Credit Balance:	$44,514.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372218	$14,125	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372218. Member loan 372218 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Bank of America	Debt-to-income ratio:	23.70%
Length of employment:	7 months	Location:	Fort Lauderdale, FL

Home town:	Richmond
Current & past employers:	Bank of America, Interbay Funding, LLC, EarthTech, Inc
Education:	Randolph-Macon College, Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to set a clear an exact payoff date for all of my accrued debt. I am looking to purchase a home in the next year or so, and want to make sure that my credit and overall score give me the best opportunity to get a good home loan. I paid off my car a year ago, and am working to pay down a personal loan I have with Bank of America. I work at Bank of America, so I have certain perks that allow me to pay that one down slower than some other debt. I took out the personal loan when I began working in real estate on a commission job. I am salaried now, so I don't have to float myself if it's a slow month. I pay my bills each month, and have been through the rough patches like everyone else in the economy these days. I have a masters degree in project management and have been working in finance and real estate for 4 years. I am working to achieve the same dream of home ownership taht many people reach for. I am open to any questions you may have and am looking forward to reaching my goals ahead of schedule if all goes according to plan.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,613.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372227	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372227. Member loan 372227 was requested on January 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	burtons grill	Debt-to-income ratio:	8.53%
Length of employment:	4 years	Location:	melrose, MA

Home town:
Current & past employers:	burtons grill
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I am in need of a small loan to invest in our house, which is in dire need of a cleanup. In the next year we will be moving to a beautiful house on the shore. We have to fix a few things (roof, paintjob, etc) on this house before we can do that. This money would help us jumpstart that process. Thanks for your help!

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	3
Revolving Credit Balance:	$17,045.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372261	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372261. Member loan 372261 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,250 / month
Current employer:	J P Morgan Chase	Debt-to-income ratio:	16.43%
Length of employment:	12 years	Location:	COMMACK, NY

Home town:	Bethpage
Current & past employers:	J P Morgan Chase
Education:	SUNY at Albany

This borrower member posted the following loan description, which has not been verified:

Looking for a $15,000 Personal Loan with a 5-year term.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,164.00	Public Records On File:	1
Revolving Line Utilization:	43.90%	Months Since Last Record:	6
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372267	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372267. Member loan 372267 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Bayer LTD and Core Medical Group	Debt-to-income ratio:	8.32%
Length of employment:	4 years 10 months	Location:	Nashua, NH

Home town:	San Francisco
Current & past employers:	Bayer LTD and Core Medical Group
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan strictly for consolidating debt. I'm paying too much in finance charges to different institutions and by consolidating my family's monthly obligations become much more manageable and will then allow me to pay down principle. Thank you.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,128.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372280	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372280. Member loan 372280 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	FEMA	Debt-to-income ratio:	3.87%
Length of employment:	5 years 3 months	Location:	Winchester, VA

Home town:	Morgantown
Current & past employers:	FEMA, United States Air Force
Education:	Spokane Falls Community College, Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan is to consolidate Christmas expenses in order to pay off credit cards, avoid multiple interest rates & maintain a low credit card balance. This will keep the credit cards below 30% of there max & not be detrimental to my FICO score.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,951.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 372286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372286	$13,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372286. Member loan 372286 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Holy Trinity Catholic Church	Debt-to-income ratio:	19.46%
Length of employment:	6 years	Location:	NORFOLK, VA

Home town:	Des Plaines
Current & past employers:	Holy Trinity Catholic Church
Education:	University of Wisconsin-Green Bay, Central Missouri State University

This borrower member posted the following loan description, which has not been verified:

consolidation

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,557.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372327	$7,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372327. Member loan 372327 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	AmSafe Aviation	Debt-to-income ratio:	4.18%
Length of employment:	3 years 7 months	Location:	Mesa, AZ

Home town:	Holdrege
Current & past employers:	AmSafe Aviation, Tempe Union High School
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Purchase a currently operating spa.

A credit bureau reported the following information about this borrower member on December 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,554.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372330	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372330. Member loan 372330 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,500 / month
Current employer:	Self	Debt-to-income ratio:	15.68%
Length of employment:	18 years	Location:	Las Vegas, NV

Home town:	Santa Ana
Current & past employers:	Self, Gymboree / Owner
Education:

This borrower member posted the following loan description, which has not been verified:

We want to pay off past due taxes for business using a reasonably priced loan. Cash flow has been good but not enough to pay entire amount for prior accounting mistake regarding taxes (2 quarters of 941's totaling $35,000). We are now enrolled with Paychex payroll services and they make appropriate deposits. Prior manager of the restaurant made mistakes and we, the owners, have now taken over management. Web site is www.mezzobistro.com. The restaurant is very popular because of quality and pricing and was just named as one of the top 10 restaurants in Las Vegas (December 2008 Review Journal Newspaper). Opened in January 2008 and has grossed over $75,000. per month since with August and December going over $100,000.00.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,217.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372341	$13,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372341. Member loan 372341 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Emergent Analytics	Debt-to-income ratio:	8.70%
Length of employment:	3 years 3 months	Location:	Costa Mesa, CA

Home town:	South Lake Tahoe
Current & past employers:	Emergent Analytics
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I currently have 3 credit cards. 2 of which have approx. 13K in debt. I have tried to get a secured/unsecured loan through my bank to consolidate, however although I have missed no payments I look way overextend effectively lowering my credit score from it's once pristine 780. Before 2008 I have never carried cc debt, however this year I had to keep up with large capital calls as we expanded our company to protect my shares. Now things are back to normal, however I'm looking at cc debt with nosebleed interest. I have had to learn the hard way about the ins and outs of credit cards. I opened the second card to ballance transfer to a 0.0% only to find they can change their terms whenever they want ahhh. I opened the third card to do this again, but realize this is stupid. My objectives for this loan: 1. Correct my credit score by lowering my outstanding high interest debt. 2. Save money, while you make money. 3. Create a realistic plan to kill this debt. Background: I make ~3,500 per month after taxes. and have ~1,337 per month in fixed expenses (rent, car, phone etc). Thank you.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,480.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372385	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372385. Member loan 372385 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	VetCareComplete	Debt-to-income ratio:	23.23%
Length of employment:	1 year 1 month	Location:	Daniel Island, SC

Home town:	West Springfield
Current & past employers:	VetCareComplete, Waldorf Animal Clinic
Education:	University of Virginia (undergrad), Virginia Tech (vet school)

This borrower member posted the following loan description, which has not been verified:

I am a small animal veterinarian that has co-founded a company that is in the process of obtaining a bridge loan to carry us until equity financing is secure. We have received a letter of interest and are getting ready to start the due diligence phase of the interim financing. In the process of starting the business, we have put everything on the line and have reached the point where we need an emergency loan to cover our basic expenses: a mortgage (on a home that we are renting), equity loan on the home, school loans, rent at our current location where the business has required we move, school for our two adopted daughters with special needs, a car payment, a secured loan taken out on a second car, utilities, car insurance, health insurance for our family, professional dues and license fees, and food.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	31
Revolving Credit Balance:	$32,994.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372391	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372391. Member loan 372391 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,841 / month
Current employer:	Arrow Aviation	Debt-to-income ratio:	15.99%
Length of employment:	1 year 2 months	Location:	lafayette, LA

Home town:	San Diego
Current & past employers:	Arrow Aviation, Gen-Probe, Nitches Inc
Education:	United Education Institute at San Diego, San Diego Mesa College, Metro Carrer Center

This borrower member posted the following loan description, which has not been verified:

Hi my name is Kristian Agustin. My 1992 Honda Civic finally gave up on me. The mechanic said I needed a new motor. Well instead, it's time for me to get a new car. I have been car pooling with my wife for couple days now. I work from 6am to 3pm and my wife works from 9am to 6pm. I have have to wait for her ti'll she gets off work, and she has to wake up earlier to take me to work. So as you can see it has been very difficult for the both of us. I have emergency money saved for just incase and it's only $2000.00. I was hoping to find 04-08 Honda Civic for about $10,000.00 a little more or less. Any help would be greatly appreciated. Thank you for your time and best regards.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,590.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372392	$7,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372392. Member loan 372392 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	GMMPCPI	Debt-to-income ratio:	8.08%
Length of employment:	1 year 11 months	Location:	niles, IL

Home town:
Current & past employers:	GMMPCPI, Rehabcare
Education:	University of Santo Tomas

This borrower member posted the following loan description, which has not been verified:

currently working as a physical therapist. would need a car to get around.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372415	$12,375	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372415. Member loan 372415 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	30.27%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Refinancing $15k at a lower rate.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,073.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372416	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372416. Member loan 372416 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	naples yatch club	Debt-to-income ratio:	13.61%
Length of employment:	2 years 10 months	Location:	naples, FL

Home town:	leon
Current & past employers:	naples yatch club, key largo sheraton beach resort
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

i would like to pay off some of the high interest rate credit cards.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	33
Revolving Credit Balance:	$26,821.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372419	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372419. Member loan 372419 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.11%
Length of employment:	8 years 4 months	Location:	PALMYRA, VA

Home town:	Portsmouth
Current & past employers:	Best Buy Co. Inc.
Education:	Embry Riddle Aeronautical University-Extended Campus

This borrower member posted the following loan description, which has not been verified:

Have a loan through Band of America at 19% APR which is pretty high. I'm a responsible person with a very stable job at a great company ( 8 years ). I've never made 1 single late payment in my life.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,411.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372433	$5,375	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372433. Member loan 372433 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	25.04%
Length of employment:	5 months	Location:	Las Vegas, NV

Home town:	Lawrence
Current & past employers:	Sears Holdings Corporation
Education:	Park College Missouri

This borrower member posted the following loan description, which has not been verified:

I am looking for a better rate to pay off my credit card. debt.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,505.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372439	$9,750	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372439. Member loan 372439 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	hsi mechanical	Debt-to-income ratio:	29.61%
Length of employment:	4 years	Location:	honolulu, HI

Home town:	Honolulu
Current & past employers:	hsi mechanical
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

personal loan for gift

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$409.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372446	$6,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372446. Member loan 372446 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,142 / month
Current employer:	Retired	Debt-to-income ratio:	2.54%
Length of employment:	20 years	Location:	Green Bay, WI

Home town:	Luxemburg
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, my name is Lucille and my sister has cancer. She lives out of state and her whole life she was unmarried. So she is out there all alone just got diagnosed with lung cancer. The reason I need the money is reason number 1 i want to fly out to where she is and live with her for a while and help her out with things around the house. Her medical bills and the costs of her medication are very extreme. It is very important that i get out there to be with her. I'm her only sister she has left she has no one to turn too. I'm retired and a widow i own my own home, and take care of myself quite well. But now my sister needs me and i have to be there. this money will go for expenses to travel, help with cost of medication, help with expenses around the house, possibly get her better treatment. She is not very well off with her money situation. I am for the most part but i kinda need this boost of extra money so I can leave here and go help her with her problems. I plan on staying there for at least 3 months helping her with everything. My income alone would not cover everything that she would need, and i would need while im there. I want to leave right away so im shopping around to find a loan to help me get there i hope someone is able to help. Thank you for your time. Lucille

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	51
Revolving Credit Balance:	$1,150.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 372448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372448	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372448. Member loan 372448 was requested on January 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Equality Florida	Debt-to-income ratio:	23.99%
Length of employment:	11 years	Location:	Saint Petersburg, FL

Home town:	Bangor
Current & past employers:	Equality Florida
Education:	Univerity of South Florida

This borrower member posted the following loan description, which has not been verified:

Looking to reduce high interest rate cards with a Lending Club loan.

A credit bureau reported the following information about this borrower member on January 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$47,332.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372454	$2,100	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372454. Member loan 372454 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	30.14%
Length of employment:	n/a	Location:	Quincy, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Need loan to pay off some bills

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,499.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 369757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369757	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369757. Member loan 369757 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	7.03%
Length of employment:	n/a	Location:	atlanta, GA

Home town:
Current & past employers:
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

I amassed quite a bit of debt while in school. I would like to consolidate the debt to pay off my credit cards. I will be able to use my income from work to pay off the loan that I receive from the lending club. Consolidating the loan will give me room to breathe.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,157.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370783	$3,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370783. Member loan 370783 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	warren industries	Debt-to-income ratio:	3.92%
Length of employment:	7 years 8 months	Location:	racine, WI

Home town:	racine
Current & past employers:	warren industries
Education:

This borrower member posted the following loan description, which has not been verified:

want a vacation for me and family

A credit bureau reported the following information about this borrower member on January 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$525.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370813	$2,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370813. Member loan 370813 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	n/a	Debt-to-income ratio:	28.62%
Length of employment:	n/a	Location:	San Clemente, CA

Home town:	San Clemente
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

Just graduated with my B.A. from a university and am looking to take a certificate program in graphic design to further my education and skill set.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,151.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 371589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371589	$4,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371589. Member loan 371589 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	apco graphics	Debt-to-income ratio:	22.09%
Length of employment:	13 years 2 months	Location:	douglasville, GA

Home town:	washington D.C.
Current & past employers:	apco graphics
Education:

This borrower member posted the following loan description, which has not been verified:

I have some repair work that needs to be done on the back sunroom/porch.

A credit bureau reported the following information about this borrower member on January 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,166.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371762	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371762. Member loan 371762 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Amedisys inc	Debt-to-income ratio:	21.29%
Length of employment:	20 years	Location:	SOUTH HOLLAND, IL

Home town:	Chicago
Current & past employers:	Amedisys inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a 8,000 personal loan that I would pay for at a fixed rate over a 36 month period.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	7
Revolving Credit Balance:	$34,938.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 371909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371909	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371909. Member loan 371909 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	West Boca Medical Center	Debt-to-income ratio:	8.14%
Length of employment:	10 years	Location:	BOCA RATON, FL

Home town:	Rahway
Current & past employers:	West Boca Medical Center, Delray Medical Center
Education:	Lynn University

This borrower member posted the following loan description, which has not been verified:

I would like to use a personal loan to consolidate my credit cards.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	25
Revolving Credit Balance:	$13,333.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372350	$9,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372350. Member loan 372350 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	heat and control	Debt-to-income ratio:	27.78%
Length of employment:	2 years 6 months	Location:	Talmage, PA

Home town:	Lancaster
Current & past employers:	heat and control, rr donnelley and sons
Education:	Berks Technical Institute

This borrower member posted the following loan description, which has not been verified:

just want one payment to pay other then a few small bills at a better intrest rate. that will also save me money

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,422.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372451	$10,625	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372451. Member loan 372451 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,583 / month
Current employer:	realm real estate professionals	Debt-to-income ratio:	30.20%
Length of employment:	4 years 1 month	Location:	HOUSTON, TX

Home town:	seoul
Current & past employers:	realm real estate professionals
Education:	universtiy of houston

This borrower member posted the following loan description, which has not been verified:

I want to pay off my high interest rates and pay a smaller monthly payment.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,452.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372461	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372461. Member loan 372461 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	28.71%
Length of employment:	4 years	Location:	Waltham, MA

Home town:	Methuen
Current & past employers:	Fidelity Investments
Education:	University of Massachusetts at Dartmouth

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to help me pay off my high interest credit card debt. I'd like to have just one payment each month towards this debt!

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,332.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372465	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372465. Member loan 372465 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Freelance Broadcast & Music	Debt-to-income ratio:	13.57%
Length of employment:	25 years	Location:	Orlando, FL

Home town:	denver
Current & past employers:	Freelance Broadcast & Music, Orange County Goverment
Education:	Unviversity of Central Florida, Valencia Community College

This borrower member posted the following loan description, which has not been verified:

I have some unexpected expenses, and some old debts I want to discharge, and consolidate into a singular payment. I have a couple of 401 ks' I have been attempting to pull from, but do to restrictions on time between the request, and the last contributions to those accounts,I cannot access either account, as far as a withdrawal is concerned. So, having heard about this process I figured it was worth a try. I would rather just use money I "have", but given that i cant excercise that option, it forces the need to take out a loan. So, here I am. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on December 11, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	49
Revolving Credit Balance:	$27,254.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372505	$1,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372505. Member loan 372505 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Four Seasons Patio & Awning	Debt-to-income ratio:	14.68%
Length of employment:	4 years 2 months	Location:	Dallas, TX

Home town:	Plano
Current & past employers:	Four Seasons Patio & Awning
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am need of $1,600 to pay for a continuing education class and books. I plan to pay this back very quickly. Thank you.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	30
Revolving Credit Balance:	$23,713.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372511	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372511. Member loan 372511 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Roberto Tessare Designs	Debt-to-income ratio:	19.04%
Length of employment:	2 years	Location:	north dartmouth, MA

Home town:	Fall River
Current & past employers:	Roberto Tessare Designs
Education:	Bristol Community College

This borrower member posted the following loan description, which has not been verified:

I want to buy new equipment that will improve my process and lower my costs.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5,646.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372513	$4,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372513. Member loan 372513 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	laredo community college	Debt-to-income ratio:	4.62%
Length of employment:	8 years	Location:	LAREDO, TX

Home town:
Current & past employers:	laredo community college
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off some high interest rate credit cards. I figured at the current payments I am making of about 260 for both cards, I would pay it off sooner with a better rate.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,467.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372517	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372517. Member loan 372517 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	TNT	Debt-to-income ratio:	19.43%
Length of employment:	11 years 4 months	Location:	San Clemente, CA

Home town:	coto de caza
Current & past employers:	TNT
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$520,675.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372520	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372520. Member loan 372520 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,683 / month
Current employer:	Jaye Enterprises	Debt-to-income ratio:	17.65%
Length of employment:	1 year 9 months	Location:	Daphne, AL

Home town:	Atmore
Current & past employers:	Jaye Enterprises, GCR Tire Centers
Education:	Faulkner University

This borrower member posted the following loan description, which has not been verified:

I will use the $15,000 to buy a E-4 plan from Jani-King. An E-4 plan will generate $4000 in monthly revenues. My father bought a E-10 plan back in April of 2007 and I have managed it ever since. We grossed over $250,000 for the year 2008. The number one reason I want to purchase another plan is because I need more money!! This is going to be the quickest way to get more monthly revenues. The number two reason is because monthly revenues cost less if you buy another franchise rather than paying finder fees on more business. I have been involved in this exact kind of business for the past two years now and I know this would be a successfull business venture and that there would be no problem in repaying the loan.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,665.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 372540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372540	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372540. Member loan 372540 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	15.83%
Length of employment:	1 year 3 months	Location:	Talladega, AL

Home town:	Talladega
Current & past employers:	CVS Pharmacy, Fred's
Education:	Samford University

This borrower member posted the following loan description, which has not been verified:

We are a Non-Medical Home Care Agency in need of working capital. We originally opened in March 2008 and have experienced constant growth since then. We actually have good clients that pay their invoices on time but the rapid growth the last 2 months has caught us a little short on cash. We pay our employees weekly and there in lies the problem. Our invoices go out on the same day our employees are paid for the work being billed on the invoice. We were not expecting the growth to come all at once like it did so as I stated earlier we're in a cash crunch. We actually have receivables due in an amount greater than the loan request and all will be paid within 30 days. The great think about working with the senior population is that they pay their bills on time! Thanks for your consideration of our loan request.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	8
Revolving Credit Balance:	$109,255.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372562	$4,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372562. Member loan 372562 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	HTI	Debt-to-income ratio:	7.73%
Length of employment:	4 years 4 months	Location:	Hutchinson, MN

Home town:
Current & past employers:	HTI
Education:

This borrower member posted the following loan description, which has not been verified:

My Husband had both knees operated on in 2008, and has just returned to work full time, but we are in need of help to get back on our feet and pay down some medical bills.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,515.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372577	$5,375	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372577. Member loan 372577 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$917 / month
Current employer:	n/a	Debt-to-income ratio:	14.18%
Length of employment:	n/a	Location:	Midway City, CA

Home town:	San Diego
Current & past employers:	David Lee
Education:	Santa Ana College

This borrower member posted the following loan description, which has not been verified:

return my home land for visit my illness parents

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372584	$7,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372584. Member loan 372584 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	ST. VINCENT SENIOR CITIZEN NUTRITION PROGRAM INC.	Debt-to-income ratio:	0.87%
Length of employment:	52 years	Location:	LOS ANGELES, CA

Home town:	LOS ANGELES
Current & past employers:	ST. VINCENT SENIOR CITIZEN NUTRITION PROGRAM INC., NONE
Education:	NONE

This borrower member posted the following loan description, which has not been verified:

TO HELP FAMILY OUT OF SOME PERSONAL DEBT AND FIX SOMETHINGS AROUND MY HOUSE.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	43
Revolving Credit Balance:	$975.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372591	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372591. Member loan 372591 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	primerica	Debt-to-income ratio:	18.12%
Length of employment:	8 years	Location:	happy valley, OR

Home town:	Portland
Current & past employers:	primerica, polzel contracting, US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards into one easy payment and catch up alittle after christmas

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	18
Revolving Credit Balance:	$17,258.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372595	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372595. Member loan 372595 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	chicago northside toyota	Debt-to-income ratio:	7.40%
Length of employment:	6 years	Location:	CHICAGO, IL

Home town:	Traverse City
Current & past employers:	chicago northside toyota, traverse motors toyota
Education:

This borrower member posted the following loan description, which has not been verified:

i would like a loan to purchase a car from california and drive it back to chicago.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	65
Revolving Credit Balance:	$281.00	Public Records On File:	2
Revolving Line Utilization:	7.40%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 372600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372600	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372600. Member loan 372600 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	ATM Systems Corp	Debt-to-income ratio:	1.07%
Length of employment:	11 years	Location:	Myrtle Beach, SC

Home town:	La Plata
Current & past employers:	ATM Systems Corp
Education:	Anderson College / Universty Of SC

This borrower member posted the following loan description, which has not been verified:

Establish marketing network (cooperative) of 60-80 of local product and service providers to the homeowner. Example: Plumber, painter, lawn care, pest control, roofing, ect, ect... Develop and implyment an effective marketing campaine. Supplying these product and service providers with a marketing cooperative plan which can more effectively market their services to the homeowner. At the same time giving the homeowner an one stop outlet of "Proven Providers" for all the home service and improvement needs. Stringent quality control required by each provider to remain in the system. A monthly fee from each provider will cover the marketing campaign and basic company overhead. A proper fee to be paid to the network for each referral received by the provider from company marketing and coordinating effort.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,889.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372610	$6,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372610. Member loan 372610 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	social security	Debt-to-income ratio:	21.15%
Length of employment:	4 months	Location:	PHILADELPHIA, PA

Home town:	philadelphia
Current & past employers:	social security, philadelphia insurance companies
Education:	Gwynedd Mercy College

This borrower member posted the following loan description, which has not been verified:

I have recently had some changes in my life/ made some bad spending decisions in the past. I had to get about 3000.00 in dental work done in 2008. I was the maid of honor in a wedding (about $1000) and am again in an upcoming wedding. I recently took a job with a pay cut because I feel it is a good move for the future. It will take me forever to pay back my credit card bills with the interest rates I am currently paying and that gives me very little room to save money. I have a full time job and occasionally work a part time job as well. I am responsible and am completely open to having this money taken directly from my bank account each month. It can be set up to take from my account on one of the days where I get paid in case anyone is skeptical that I won't have it in my account. Thanks for your help!

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,518.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 372621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372621	$5,750	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372621. Member loan 372621 was requested on January 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Blackboard	Debt-to-income ratio:	2.59%
Length of employment:	1 year 10 months	Location:	Washington, DC

Home town:	Baltimore
Current & past employers:	Blackboard, Emagination Network, LLC, Social Solutions, Inc.
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

For 10 years, I have paid every single bill on time. Not a single time was I late to pay. That is, until I recently moved. Even though I informed the bank of my move and put a forwarding order in with the post office, I received my statement in the mail several days after it was due. Despite my shrinking debt, my immediate payment and my excellent payment history, the bank has now jacked my interest rate up to an astonishing amount. Worse yet, the bank applies my payments to the lowest interest rate portions first, while the higher rate purchases simply keep accruing interest. I have realized that there are a lot of games that traditional banks play to 'trap' and exploit their customers. So I really don't want to do business with them anymore if I can help it. I want to close my credit card account with this bank to protect my future. I am looking for a loan to match (or come very close to) the rate of my credit card balance before this one late payment: 3.99% I have the ability to transfer the balance to a different credit card, but then I would be charged an additional 3% up-front for the privilege, and that really doesn't help me financially. Thanks for considering helping me!

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,231.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 88 dated January 8, 2009